EXHIBIT 99.1

Hooker Furnishings to Exit Georgia Distribution Center

MARTINSVILLE, Va., March 24, 2025 (GLOBE NEWSWIRE) -- Hooker Furnishings Corporation (NASDAQ-GS: HOFT) (the “Company” or “HFC”), a global leader in the design, production, and marketing of home furnishings for 101 years, announced its decision to exit its Savannah, Georgia distribution center (“DC”) and consolidate operations in its existing facilities.

“Our decision to exit our Savannah, Georgia distribution facility was not taken lightly,” said Jeremy R. Hoff, Hooker’s Chief Executive Officer. “We deeply appreciate the hospitality and support received from the state of Georgia, the Georgia Ports Authority, and from the Liberty County Development Authority, in particular.”

The Company commenced operations at the Savannah facility in October 2021 for its Home Meridian segment’s (“HMI”) Accentrics Home (“ACH”) brand. However, shortly after opening the facility, ACH’s competitive position was severely eroded by a sharp rise in post-COVID container freight rates from Asia, which jumped from approximately $4,000 to over $25,000 per container in some cases at the time. “The sharp rise in container freight rates made ACH’s once-thriving line of high-volume, lower-priced, low-margin accent items unsustainable,” Hoff continued. “Despite the temporary elevation in freight rates, it became obvious ACH’s business model would continue to be high-risk and low reward. In 2024, we liquidated its inventory and closed ACH, part of a larger plan to exit unprofitable businesses at HMI. We began reducing our footprint in Savannah shortly after that through a series of sub-leases and lease amendments with our landlord, continued to utilize remaining space for other brands in our Home Meridian segment and for the Sunset West division of our Domestic Upholstery segment.”

“Despite the fact we’re leaving Liberty County, it’s important to Hooker that DC continues to be successful for Liberty County and other stakeholders. Consequently, we’re working with current DC employees, our landlord, and the new tenants to ensure a smooth transition,” Hoff said. “One of the most difficult aspects of this decision is the impact on our dedicated employees in Liberty County. We take immense pride in the team we’ve built, and our priority is to support them during this transition. We are collaborating with the incoming tenant and other potential employers to help our employees secure positions, ideally within the same facility. Additionally, we have provided exit benefits to affected employees, with the goal of easing their transition, regardless of the path they choose,” Hoff concluded.

The Company is finalizing estimates of the potential financial impacts of the DC exit and expects to provide additional information in its earnings release and subsequent conference call on April 17, 2025, and in its Annual Report on Form 10-K, expected to be filed on April 18, 2025. Currently, the Company preliminarily expects to record net charges of between $1.6 and $2.0 million in fiscal 2025 and between $3.0 million to $4.0 million in fiscal 2026, related to the Savannah exit. It further expects preliminary savings of between $750,000-$1.0 million in net operating expenses in fiscal 2026. Also preliminarily, the Company expects to realize annualized savings of between $4.0 million to $4.5 million beginning in fiscal 2027. These costs and benefits are largely dependent on the timing of the completion of the exit and could differ from these preliminary estimates.

Hooker Furnishings Corporation, in its 101st year of business, is a designer, marketer and importer of casegoods (wooden and metal furniture), leather furniture, fabric-upholstered furniture, lighting, accessories, and home décor for the residential, hospitality and contract markets. The Company also domestically manufactures premium residential custom leather and custom fabric-upholstered furniture and outdoor furniture. Major casegoods product categories include home entertainment, home office, accent, dining, and bedroom furniture in the upper-medium price points sold under the Hooker Furniture brand. Hooker’s residential upholstered seating product lines include Bradington-Young, a specialist in upscale motion and stationary leather furniture, HF Custom (formerly Sam Moore), a specialist in fashion forward custom upholstery offering a selection of chairs, sofas, sectionals, recliners and a variety of accent upholstery pieces, Hooker Upholstery, imported upholstered furniture targeted at the upper-medium price-range and Shenandoah Furniture, an upscale upholstered furniture company specializing in private label sectionals, modulars, sofas, chairs, ottomans, benches, beds and dining chairs in the upper-medium price points for lifestyle specialty retailers. The H Contract product line supplies upholstered seating and casegoods to upscale senior living facilities. The Home Meridian division addresses more moderate price points and channels of distribution not currently served by other Hooker Furnishings divisions or brands. Home Meridian’s brands include Pulaski Furniture, casegoods covering the complete design spectrum in a wide range of bedroom, dining room, accent and display cabinets at medium price points, Samuel Lawrence Furniture, value-conscious offerings in bedroom, dining room, home office and youth furnishings, Prime Resources International, value-conscious imported leather upholstered furniture, and Samuel Lawrence Hospitality, a designer and supplier of hotel furnishings. The Sunset West division is a designer and manufacturer of comfortable, stylish and high-quality outdoor furniture. Hooker Furnishings Corporation’s corporate offices and upholstery manufacturing facilities are located in Virginia, North Carolina and California, with showrooms in High Point, N.C., Las Vegas, N.V., Atlanta, G.A. and Ho Chi Minh City, Vietnam. The company operates distribution centers in Virginia, Georgia, and Vietnam. Please visit our websites hookerfurnishings.com, hookerfurniture.com, bradington-young.com, hfcustomfurniture.com, hcontractfurniture.com, homemeridian.com, pulaskifurniture.com, slh-co.com, and sunsetwestusa.com.

Certain statements made in this release, other than those based on historical facts, may be forward-looking statements. Forward-looking statements reflect our reasonable judgment with respect to future events and typically can be identified by the use of forward-looking terminology such as “believes,” “expects,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “would,” “could” or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Those risks and uncertainties include but are not limited to: (1) general economic or business conditions, both domestically and internationally, including the current macro-economic uncertainties and challenges to the retail environment for home furnishings along with instability in the financial and credit markets, in part due to inflation and high interest rates, including their potential impact on (i) our sales and operating costs and access to financing, (ii) customers, and (iii) suppliers and their ability to obtain financing or generate the cash necessary to conduct their respective businesses; (2) the cyclical nature of the furniture industry, which is particularly sensitive to changes in consumer confidence, the amount of consumers’ income available for discretionary purchases, and the availability and terms of consumer credit; (3) risks associated with the ultimate outcome of our planned cost reduction plans, including the amounts and timing of savings realized and the ability to scale the business appropriately as customer demand increases or decreases based on the macroeconomic environment; (4) risks associated with the outcome of the Home Meridian (HMI) segment restructuring, including whether we can return the segment to consistent profitability; (5) risks associated with the planned exit of our Savannah, Georgia warehouse, including executing the exit in a timely manner, the costs and availability of temporary warehousing, moving and start-up costs, ERP and technology-related risks, and possible disruption to shipments and revenue; (6) the risks specifically related to the concentrations of a material part of our sales and accounts receivable in only a few customers, including the loss of several large customers through business consolidations, failures or other reasons, or the loss of significant sales programs with major customers; (7) risks associated with our reliance on offshore sourcing and the cost of imported goods, including fluctuation in the prices of purchased finished goods, customs issues, freight costs, including the price and availability of shipping containers, ocean vessels, domestic trucking, and warehousing costs and the risk that a disruption in our offshore suppliers or the transportation and handling industries, including labor stoppages, strikes, or slowdowns, could adversely affect our ability to timely fill customer orders; (8) the impairment of our long-lived assets, which can result in reduced earnings and net worth; (9) adverse political acts or developments in, or affecting, the international markets from which we import products and some components used in our Domestic Upholstery segment, including duties or tariffs imposed on those products by foreign governments or the U.S. government, such as the newly imposed tariffs on imports from China, Mexico and Canada and the threat of additional tariffs on other countries; (10) difficulties in forecasting demand for our imported products and raw materials used in our domestic operations; (11) our inability to collect amounts owed to us or significant delays in collecting such amounts; (12) interruption, inadequacy, security breaches or integration failure of our information systems or information technology infrastructure, related service providers or the internet or other related issues including unauthorized disclosures of confidential information, hacking or other cybersecurity threats or inadequate levels of cyber-insurance or risks not covered by cyber insurance; (13) risks associated with domestic manufacturing operations, including fluctuations in capacity utilization and the prices and availability of key raw materials, as well as changes in transportation, warehousing and domestic labor costs, availability of skilled labor, and environmental compliance and remediation costs; (14) disruptions and damage (including those due to weather) affecting our Virginia, North Carolina or Georgia warehouses, our Virginia, North Carolina or California administrative facilities, our High Point, Las Vegas, and Atlanta showrooms or our representative offices or warehouses in Vietnam and China; (15) changes in U.S. and foreign government regulations and in the political, social and economic climates of the countries from which we source our products; (16) risks associated with product defects, including higher than expected costs associated with product quality and safety, regulatory compliance costs related to the sale of consumer products and costs related to defective or non-compliant products, product liability claims and costs to recall defective products and the adverse effects of negative media coverage; (17) the direct and indirect costs and time spent by our associates associated with the implementation of our Enterprise Resource Planning system (“ERP”), including costs resulting from unanticipated disruptions to our business; (18) achieving and managing growth and change, and the risks associated with new business lines, acquisitions, including the selection of suitable acquisition targets, restructurings, strategic alliances and international operations; (19) risks associated with distribution through third-party retailers, such as non-binding dealership arrangements; (20) the cost and difficulty of marketing and selling our products in foreign markets, including the risks associated with our new UK sales initiative; (21) changes in domestic and international monetary policies and fluctuations in foreign currency exchange rates affecting the price of our imported products and raw materials; (22) price competition in the furniture industry; (23) changes in consumer preferences, including increased demand for lower-priced furniture; and (24) other risks and uncertainties described under Part I, Item 1A. "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2024. Any forward-looking statement that we make speaks only as of the date of that statement, and we undertake no obligation, except as required by law, to update any forward-looking statements whether as a result of new information, future events or otherwise and you should not expect us to do so.

For more information, contact:
C. Earl Armstrong III, Senior Vice President & Chief Financial Officer, Phone: (276) 666-3969